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                                                                     EXHIBIT (5)

Variable Immediate Annuity Application    AIG Life Insurance Company
(Please type or print in black ink)       600 King Street, Wilmington, DE 19801

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
1    Annuitant (If Owner and Annuitant are different, check here [ ] and also complete Owner information, #2 below)

     Sex:                                                           Date of Birth* (MM/DD/YYYY):
          ---------------------------------------------------------                              -----------------------------------
     Name** (FIRST, MI, LAST):
                               -----------------------------------------------------------------------------------------------------
     Address (STREET):                                                           (City/State/Zip)
                       ---------------------------------------------------------                   ---------------------------------
     Telephone Number:                                                                 SSN/Tax ID:
                       ---------------------------------------------------------                   ---------------------------------

**   If Owner/Annuitant/Payee is a person and neither a U.S. citizen nor a U.S. resident, explain residency and citizenship under
     "Special Requests", #5.
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1A   Joint Annuitant (Joint Contracts only. Note: applicable income taxes will be reported for SSN/TAX ID of primary Annuitant #1 above)

          [ ] Spouse                        [ ] Other:
     Sex: [ ] Male               [ ] Female                    Date of Birth* (MM/DD/YYYY):
                                                                                            ----------------------------------------
     Name** (FIRST, MI, LAST):
                               -----------------------------------------------------------------------------------------------------
     Address (STREET):                                                             (City/State/Zip)
                       -----------------------------------------------------------                   -------------------------------
     Telephone Number:                                                                 SSN/Tax ID:
                       ---------------------------------------------------------                   ---------------------------------

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2    Owner (Complete if Owner and Annuitant are different)

     Owner Type:
                 -------------------------------------------------------------------------------------------------------------------
     Sex:                                        Date of Birth* (MM/DD/YYYY):
         ---------------------------------------                              ------------------------------------------------------
     Name** (FIRST, MI, LAST):
                               -----------------------------------------------------------------------------------------------------
     Address (STREET):                                                           (City/State/Zip)
                       ---------------------------------------------------------                  ----------------------------------
     Telephone Number:                                                                 SSN/Tax ID:
                       ---------------------------------------------------------                   ---------------------------------

     **   If Owner/Annuitant/Payee is a person and neither a U.S. citizen nor a U.S. resident, explain residency and citizenship under "Special Requests", #5.
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2A   Joint Owner (Nonqualified only)

     [ ] Spouse                [ ] Other:
                                          ------------------------------------------------------------------------------------------
     Name** (FIRST, MI, LAST):                                             Date of Birth* (MM/DD/YYYY):
                               -------------------------------------------                              ----------------------
     Address (STREET):                                                           (City/State/Zip)
                       ---------------------------------------------------------                  ----------------------------------
     Telephone Number:                                                                 SSN/Tax ID:
                       ---------------------------------------------------------                   ---------------------------------

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3    Beneficiary Information (Period Certain and Cash Refund options only. If more than one Beneficiary, proceeds will be divided equally unless otherwise indicated)

     Name:                                                 Address:
           -----------------------------------------------          ----------------------------------------------------------------
     Percentage:                                        SSN/Tax ID:                        Relationship to Annuitant:
                 -------------------------------                   --------------------                               --------------

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3A   Beneficiary Information (Period Certain and Cash Refund options only. If more than one Beneficiary, proceeds will be divided equally unless otherwise indicated)

     Name:                                                 Address:
           -----------------------------------------------          ----------------------------------------------------------------

     Percentage:                                           SSN/Tax ID:                     Relationship to Annuitant:
                 -------------------------------                   --------------------                               --------------

     If more than 2 Beneficiaries, list on a separate sheet signed by the Owner and check this box [ ]

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4    Electronic Funds Transfer

     Checking (attach voided check)             Savings (attach preprinted deposit slip)   Account Number:
                                                                                                           -------------------------

     Name on Account:                                                           Name of Institution:
                      ------------------------------------                                           -------------------------------

     ABA Routing/Transit Number:                                                Address of Institution:
                                --------------------------                                              ----------------------------

I authorize the Company to initiate credit entries and, if necessary, debit entries and other adjustments for any credit entries in error to the account indicated above.

     (Owner's Initials)

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5    Special Requests

     *    Evidence of age is required for any Lifetime Income Payout Option and any Qualified or IRA annuity.

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
6    Premium Payment

     Premium Payment:                                                           (Estimated if 1035 Exchange/Trustee Transfer)

     Type:

     Source:

     *    Non IRA funds on which income taxes have already been paid.
     **   Funds from a retirement plan such as a Keogh/HR 10, 401(k), 403(b) Defined Benefit, 457, Money Purchase or Profit Sharing
          Plan.

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7    Variable Investment Options

     Premium Amount (from Item 6 above)                                                    (estimated)

Below you will be asked to allocate this Premium Amount between the Fixed Income Account and the Variable Income Account. You may
elect any percentage combination of Fixed and Variable Income Accounts. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be expressed as a whole number. You are not required to allocate to every investment choice; however the minimum allocation to any investment choice that you do elect is five percent (5%).

            Investment of Premium to Fixed and Variable Income Accounts: SUM OF FIXED AND VARIABLE BELOW MUST EQUAL 100%.
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Income Account                                       Allocation           Instructions
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Fixed Income Account                                      %               If you selected 100%, please skip to Item 9.
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Variable Income Account                                   %               If you allocated a percentage here, continue to Item 8
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   Sum of Fixed and Variable Allocation                100%
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8    Allocation of Variable Income Account

You are investing in this section, only the portion of your Premium you allocated to the Variable Income Account above. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be a whole number. You are not required to allocate to every investment choice; however, the minimum allocation to any investment choice that you do elect is five percent (5%).

Please Note: If your Source(s) of Premium from Item 6 Above includes both QUALIFIED and NONQUALIFIED funds, you will need to complete two Variable Immediate Annuity enrollment forms. If you are unsure whether your funds are QUALIFIED or NONQUALIFIED, please contact us.

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QUALIFIED Variable Investment Options                  Allocation    NONQUALIFIED Variable Investment Options             Allocation
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Vanguard(R) 500 Index Fund                                 %         Vanguard(R) VIF Balanced Portfolio                         %
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Vanguard(R) Dividend Growth Fund                           %         Vanguard(R) VIF Capital Growth Portfolio                   %
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Vanguard(R) GNMA Fund                                      %         Vanguard(R) VIF Diversified Value Portfolio                %
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Vanguard(R) Health Care Fund                               %         Vanguard(R) VIF Equity Income Portfolio                    %
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Vanguard(R) Inflation-Protected Securities Fund            %         Vanguard(R) VIF Equity Index Portfolio                     %
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Vanguard(R) International Growth Fund                      %         Vanguard(R) VIF Growth Portfolio                           %
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Vanguard(R) Prime Money Market Fund                        %         Vanguard(R) VIF High Yield Bond Portfolio                  %
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Vanguard(R) PRIMECAP Fund                                  %         Vanguard(R) VIF International Portfolio                    %
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Vanguard(R) Small-Cap Growth Index Fund                    %         Vanguard(R) VIF Mid-Cap Index Portfolio                    %
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Vanguard(R) Small-Cap Value Index Fund                     %         Vanguard(R) VIF Money Market Portfolio                     %
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Vanguard(R) Total International Stock Index Fund           %         Vanguard(R) VIF REIT Index Portfolio                       %
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Vanguard(R) Total Bond Market Index Fund                   %         Vanguard(R) VIF Short-Term Corporate Portfolio             %
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Vanguard(R) U.S. Growth Fund                               %         Vanguard(R) VIF Small Company Growth Portfolio             %
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Vanguard(R) Wellington(TM) Fund                            %         Vanguard(R) VIF Total Bond Market Index Portfolio          %
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Vanguard(R) Windsor(TM) Fund                               %         Vanguard(R) VIF Total Stock Market Index Portfolio         %
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Vanguard(R) LifeStrategy(R) Conservative Growth Fund       %
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Vanguard(R) LifeStrategy(R) Growth Fund                    %
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Vanguard(R) LifeStrategy(R) Income Fund                    %
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Vanguard(R) LifeStrategy(R) Moderate Growth Fund           %
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Vanguard(R) VIF Balanced Portfolio                         %
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Vanguard(R) VIF Capital Growth Portfolio                   %
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Vanguard(R) VIF Diversified Value Portfolio                %
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Vanguard(R) VIF Equity Income Portfolio                    %
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Vanguard(R) VIF Equity Index Portfolio                     %
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Vanguard(R) VIF Growth Portfolio                           %
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Vanguard(R) VIF High Yield Bond Portfolio                  %
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Vanguard(R) VIF International Portfolio                    %
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Vanguard(R) VIF Mid-Cap Index Portfolio                    %
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Vanguard(R) VIF Money Market Portfolio                     %
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Vanguard(R) VIF REIT Index Portfolio                       %
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Vanguard(R) VIF Short-Term Corporate Portfolio             %
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Vanguard(R) VIF Small Company Growth Portfolio             %
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Vanguard(R) VIF Total Bond Market Index Portfolio          %
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Vanguard(R) VIF Total Stock Market Index Portfolio         %
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9.   Telephone Transfer Authorization  If you wish to use the telephone to request asset transfers among the Variable
                                       Investment Options above, the Annuitant (and Joint Annuitant, if applicable) must sign this section.

THE UNDERSIGNED ANNUITANT(S) AUTHORIZE the AIG Life Insurance Company to honor my(our) telephone instructions to make transfers among the various Investment Optons. I/We hereby acknowledge that AIG Life Insurance Company will not be liable for any loss, liability, cost, or expense for acting in accordance with such instructions believed to be genuine.

     X                                         X
       ---------------------------------------   ---------------------------------------------  ------------------------------------
       Annuitant's Signature                     Joint Annuitant's Signature (if applicable)    Date

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10   Income Payments

A.   [ ] Single     [ ] Joint    (Also complete Joint Annuitant   B. PAYOUT OPTIONS:
         Life           Life:    Information, #1A)
     [ ] Payments will be      % at the death of either              [ ] Lifetime Income Only (also complete #8)
                          -----
     [ ] Payments will be      % at the death of             ]       [ ] Lifetime Income with Certain Period of      yrs and     mos
                          -----                  ------------                                                   ----         ---
                                                                     [ ] Certain Period of      yrs and     mos
                                                                                           ----         ---
                                                                     [ ] Other
                                                                     [ ] Include Partial Withdrawal & Cancellation Rights

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C.   PAYMENT MODE (Frequency)                                     D. ASSUMED INVESTMENT RETURN (AIR)*

     Income Start Date    Will be one modal period from the date     *  Applicable for Variable Annuity Income only
     (MM/DD/YYYY):        premium is received unless stated here:

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11   Lifetime Income Payout Option

     I understand that no further income payments will be made and this contract will terminate at the death of all Annuitants listed in #1 (and #1A, if applicable) (Owner's Initials)

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12   Tax Withholding

     Annuity payments may be subject to Federal and State income tax withholding. If you elect not to have withholding apply to your payments, or if you do not have enough Federal and State income tax withheld, you may be responsible for payment of estimated tax. You may incur tax penalties if your withholding and estimated tax payments are not sufficient. You may revoke your withholding election at any time by completing a new W4-P and returning it to the Company. If a W4-P is not included or withholding is not indicated below, Federal withholding will be for filing as a married person claiming three (3) withholding allowances until revoked by the Owner.

     Federal Tax Withholding:

     [ ] Do Not withhold Federal Income Tax
     [ ] Do withhold Federal Income Tax based on this information:        Allowances          Marital Status

     State Tax Withholding (if applicable):

     [ ] Do Not withhold State Income Tax
     [ ] Do withhold State Income Tax based on this information:          Allowances          Marital Status

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13   Request for a SAI

     [ ] I request a copy of the current Statement of Additional Information.

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14   Owner(s) Signatures

     To the best of your knowledge, is this insurance being purchased to replace or change any existing insurance or annuity?  [ ] Yes  [ ] No

     THE UNDERSIGNED OWNER(S) UNDERSTAND that acceptance by the Company of this application will result in the issuance of a
     Variable Immediate Annuity and as such the Owner(s) will be bound by the provisions and entitled to the benefits of the
     Contract. On behalf of the Undersigned Owner(s) and any person who may claim any interest resulting from the Undersigned
     Owner(s) application for this Contract, the Undersigned Owner(s) represent that all statements set forth above are full, complete and true as written and correctly recorded to the best of the Undersigned Owner(s) knowledge.

     I/We understand that annuity payments and surrender values, when based upon the investment experience of the Separate Account, are variable and are not guaranteed as to a fixed dollar amount. Receipt of a current Variable Annuity Prospectus, and/or supplement, and IRA Disclosure Statement, if applicable, is hereby acknowledged.

     Under penalties of perjury, I certify: (1) that the Social Security Number (SSN) or taxpayer identification number is correct as it appears on the application; and (2) that I am not subject to backup withholding under (S) 3406(a)(1)(C) of the Internal
     Revenue Code; and (3) I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S.
     resident alien).

     X                                         X
       ---------------------------------------    --------------------------------------------  --------------------------
       Annuitant's Signature                      Joint Annuitant's Signature (if applicable)   Date

     X                                         X
       ---------------------------------------   ---------------------------------------------  --------------------------
       Owner's Signature                          Joint Owner's Signature (if applicable)       Date

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